Exhibit 99.1

FOR IMMEDIATE RELEASE

FOR: PMC COMMERCIAL TRUST 17950 Preston Road, Suite 600 Dallas, TX 75252	CONTACT: Investor Relations 972-349-3235 www.pmctrust.com

PMC COMMERCIAL SHAREHOLDERS APPROVE

MERGER-RELATED PROPOSALS

PMC Commercial Trust

NYSE MKT (Symbol: “PCC”)

www.pmctrust.com

Dallas, Texas	February 11, 2014

PMC Commercial Trust, a real estate investment trust (“PMC Commercial”), announced today that at its special meeting of shareholders held on February 11, 2014, its shareholders approved the issuance of the common shares and preferred shares of PMC Commercial pursuant to the terms of the Merger Agreement by and among PMC Commercial, CIM Urban REIT, LLC, and their respective merger subsidiaries. At the special meeting, the shareholders also approved, through a non-binding advisory vote, certain compensation arrangements for PMC Commercial’s named executive officers in connection with the merger and other transactions contemplated by the Merger Agreement.

“We are extremely pleased that our shareholders have approved the proposals related to our proposed merger” said Jan F. Salit, Chief Executive Officer of PMC Commercial. “The combination of our lending platform and CIM REIT’s real estate expertise, along with significant economies of scale, represents a strong value for our shareholders. We anticipate that the proposed merger and related transactions will close within the next 30 days.”

The closing of the proposed merger and other transactions remains subject to the approval of the U.S. Small Business Administration and other customary closing conditions.

Important Additional Information and Where To Find It

This communication is not a substitute for the Registration Statement on Form S-4 (File No. 333-190934) that PMC Commercial filed with the SEC in connection with the proposed merger with CIM REIT and their respective subsidiaries, or PMC Commercial’s definitive Proxy Statement/Prospectus dated December 30, 2013, or the Supplement to definitive Proxy Statement/Prospectus dated January 31, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND RELATED SUPPLEMENT, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS.

Investors and security holders may obtain free copies of the Proxy Statement/Prospectus, Supplement and other documents filed with the SEC by PMC Commercial through the web site maintained by the SEC at www.sec.gov and that maintained by PMC Commercial Trust at www.pmctrust.com.

In addition, investors and security holders may obtain free copies of the Proxy Statement/Prospectus and Supplement from PMC Commercial by contacting PMC Commercial Trust, Attn: Investor Relations, 17950 Preston Road, Suite 600, Dallas, Texas 75252.

Forward-Looking Statements

The information set forth herein (including information included or referenced herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934), which reflect PMC Commercial’s and CIM REIT’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the proposed merger and other transactions will be consummated.

Factors that could cause actual results to differ from those included in forward-looking statements are contained in PMC Commercial’s filings with the SEC, which are available at the SEC’s website at www.sec.gov and on PMC Commercial’s website at www.pmctrust.com, including those set forth in PMC Commercial’s Proxy Statement/Prospectus dated December 30, 2013, Supplement to Proxy Statement/Prospectus dated January 31, 2014, Annual Report on Form 10-K for the year ended December 31, 2012 and Periodic Report on Form 10-Q for the quarter ending September 30, 2013. PMC Commercial and CIM REIT disclaim any obligation to update and revise statements contained herein or the materials referenced herein based on new information or otherwise.